47497‑P1 11/25
FRANKLIN TEMPLETON ETF TRUST
SUPPLEMENT DATED NOVEMBER 17, 2025
TO THE SUMMARY PROSPECTUS AND PROSPECTUS
EACH DATED OCTOBER 21, 2025, OF
PUTNAM INTERNATIONAL STOCK ETF (THE “FUND”)

The following replaces the second sentences of the section titled “Principal Investment Strategies” in the Fund’s Summary Prospectus and Prospectus and the section titled “Principal Investment Policies and Practices” in the Fund’s Prospectus.
The Fund predominantly invests in equity securities of large and midsize companies located outside of the U.S., including companies located in developed and emerging markets.
Please retain this supplement for future reference.